SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                       EVERGREEN SELECT EQUITY INCOME FUND


         On May 14, 1999, the Board of Trustees of Evergreen Select Equity Income Fund ("Equity Income") approved a proposal to reorganize Equity Income into Evergreen Select Core Equity Fund ("Core Equity"). If the shareholders of Equity Income approve the proposal, all of the assets of Equity Income will be transferred to Core Equity and shareholders of Equity Income will receive shares of Core Equity in exchange for their shares. Shareholders of Equity Income as of May 28, 1999 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 30, 1999. If approved, the reorganization is proposed to take place on July 30, 1999. Shareholders of Equity Income will be mailed information detailing the proposal on or about June 25, 1999.





June 1, 1999



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